Rule 497 (e)
                                      Registration Nos. 333-176976 and 811-22245



                      FIRST TRUST EXCHANGE-TRADED FUND III

              FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF
                                  (the "Fund")

                               SUPPLEMENT TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 5, 2014

                            DATED NOVEMBER 14, 2014

      Notwithstanding anything to the contrary in the statement of additional information for the Fund, the first paragraph of the section entitled "Investment Strategies - Additional Investments - Cash Equivalents and Short-Term Investments" in the statement of additional information is replaced in its entirety with the following:

      Cash Equivalents and Short-Term Investments. Normally, the Fund invests substantially all of its assets to meet its investment objectives; however, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital. Under normal market conditions, for investment purposes, the Fund may invest up to 20% of its net assets in short-term debt securities, money market funds and other cash equivalents, or it may hold cash.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE